CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Opportunities Trust (formerly, Phoenix Opportunities Trust) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 5, 2008                       /s/ George R. Aylward
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                                               George R. Aylward, President
                                               (principal executive officer)

I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Opportunities Trust (formerly, Phoenix Opportunities Trust) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 4, 2008                      /s/ W. Patrick Bradley
      -------------------------------         ----------------------------------
                                               W. Patrick Bradley,
                                               Chief Financial Officer and
                                               Treasurer
                                               (principal financial officer)